CONSOLIDATED AND COMBINED FINANCIAL STATEMENT DETAILS - SCHEDULE OF OTHER INCOME (EXPENSE), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other income (expense), net:
Foreign currency exchange gains, net	$ 19,950	$ 2,391	$ 2,580
Foreign currency exchange gain related to Euro denominated long-term debt - related party	0	7,558	8,307
Interest income	652	4,422	2,892
Other	(12,736)	(2,739)	6
Other income, net	$ 7,866	$ 11,632	$ 13,785